EXHIBIT 10.12

                                     WARRANT

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.


                         THE TRANSFER OF THIS WARRANT IS
                         RESTRICTED AS DESCRIBED HEREIN

                                SEARCHHELP, INC.

                       Warrant for the purchase of 575,000
                    Shares of SearchHelp, Inc. Common Stock,
                           $0.0001 par value per share


                    THIS WARRANT EXPIRES ON June 30, 2010
   (or such later expiration date as may result pursuant to Section 4 hereof)


                                                                  575,000 Shares


               THIS CERTIFIES that, for value received, Environmental Commercial Technology Corp., a Delaware corporation ("ETS"), having a principal address at 12 Circle Way, Sea Cliff, NY 11579., a Delaware corporation, with an address at 12 Circle Way, Sea Cliff, NY 11579 (including any permitted transferee, the "Holder"), is entitled to subscribe for and purchase from SearchHelp, Inc., a Delaware corporation (the "Company or "SearchHelp"), upon the terms and conditions set forth herein, 575,000 shares of SearchHelp Common Stock, par value $0.0001 per share, (the "Shares"), at an exercise price equal to $.33 per Share (the "Exercise Price"), at any time from the date hereof to any time before 5:00 P.M. on June 30, 2010, New York, New York time (or such later expiration date as may result pursuant to Section 4 hereof) (the "Exercise Period").

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         This  Warrant  (sometimes  referred to herein as the "ETS  Warrant") is issued to the Holder in connection with the Participation Agreement dated of even date herewith by and between the Holder and the Company (the "Agreement").

         1.1    Exercise  Period  and  Exercise  Price.   This  Warrant  may  be
                --------------------------------------
exercised during the Exercise Period, as to the whole or any lesser number of whole the Shares (subject to the limitation set forth in the preamble to this Warrant), by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its office at 1055 Stewart Avenue, Bethpage, New York 11714, or at such other place as is designated in writing by the Company, together with cash or a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Shares for which this Warrant is being exercised. At the option of the Holder, this Warrant may be exercised in whole or in part by the delivery of a promissory note in favor of the Company for the aggregate exercise price for the actual number of shares for which the Warrant is then being exercised, which note shall be "full recourse" to the Holder, shall due and payable thirty days from the date of exercise and shall be on such other terms and conditions as are reasonably agreed to by the Holder and the Company.

         1.2    Exercise  by  Surrender  of ETS's  Warrants.  In addition to the
                -------------------------------------------
method of payment set forth in Section 1.1, and in lieu of any cash payment required thereunder, the Holder(s) of ETS's Warrants shall have the right at any time and from time to time to exercise ETS's Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 1.1 in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares of Common Stock as to which ETS's Warrants are being exercised, multiplied by (y) a fraction, the numerator of which is the "Market Price" (as defined below) of the shares of Common Stock minus the Exercise Price of the shares of Common Stock and the denominator of which is the Market Price per share of Common Stock. Solely for the purposes of this Section 1.2, Market Price shall be calculated either (i) on the date on which the form of election attached hereto is deemed to have been sent to the Company pursuant to Section 13 hereof ("Notice Date") or (ii) as the average of the Market Price for each of the five trading days immediately preceding the Notice Date, whichever of (i) or
(ii) results in a greater Market Price.

         Without the written consent of the Company, the "cashless" method of exercise described in this paragraph 1.2 may not be utilized with respect to the exercise of more than 33.3% of the total number of shares of Common Stock that may be acquired (i.e., a maximum of 191,666 Shares, as the same may be adjusted pursuant to Section 6 below) pursuant to this Warrant.

         2.     Purchase of Shares. Upon each exercise of the Holder's rights to
                ------------------
purchase Shares, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, but in no event longer than 5 days from the date of exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver within 5 days from the date of exercise a new

                                       86
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Warrant evidencing the right of the Holder to purchase the balance of the Shares
(or portions thereof) subject to purchase hereunder.

         3.      Exercise  Procedure.  Any  Shares  of  Common Stock issued upon
                 -------------------
the exercise in part of this Warrant shall be numbered and shall be registered in a Common Stock Register as they are issued. The Company shall be entitled to treat the registered holder of the Shares on either such Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Shares on the part of any other person, and shall not be liable for any registration or transfer of Shares which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith.

         This Warrant shall be transferable on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the written opinion of counsel to the Company, a copy of which shall be delivered to the Holder, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder.

         4.      Registration Rights.
                 -------------------

         On or before June 30, 2004, SearchHelp will cause the Shares of Common Stock which may be acquired upon the exercise of the ETS Warrant to be registered under the Securities Act ("Registration Statement"). SearchHelp covenants that it shall maintain the effectiveness of the foregoing Registration until (x) the closing bid price of the Common Stock, as reported by the principal market on which such Common Stock trades, has been equal to or exceeded $1.00 on at least ninety percent (90%) of the trading days within any period of six consecutive months or (y) all of the shares registered under such Registration Statement have been sold, whichever is earlier. In the event that the Registration Statement does not become effective within the following time frames, then the Exercise Price shall be decreased for the unexercised portion of the Shares as follows:

--------------------------------------------------------------------------------
REGISTRATION STATEMENT NOT EFFECTIVE:                       EXERCISE PRICE
--------------------------------------------------------------------------------

On or before September 1, 2004                                   $.32
--------------------------------------------------------------------------------

On or before October 1, 2004                                     $.31
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

On or before November 1, 2004                                    $.30
--------------------------------------------------------------------------------

On or before December 1, 2004                                    $.28
--------------------------------------------------------------------------------

On or before January 1, 2005                                     $.27
--------------------------------------------------------------------------------

On or before February 1, 2005                                    $.23
--------------------------------------------------------------------------------

On or before March 1, 2005                                       $.21
--------------------------------------------------------------------------------

On or before April 1, 2005                                       $.19
--------------------------------------------------------------------------------

On or before May 1, 2005                                         $.17
--------------------------------------------------------------------------------

On or before June 1, 2005                                        $.15
--------------------------------------------------------------------------------

On or before July 1, 2005                                        $.13
--------------------------------------------------------------------------------

On or before August 1, 2005                                      $.11
--------------------------------------------------------------------------------

On or before September 1, 2005                                   $.09
--------------------------------------------------------------------------------

On or before October 1, 2005                                     $.07
--------------------------------------------------------------------------------

On or before November 1, 2005                                    $.05
--------------------------------------------------------------------------------

On or before December 1, 2005                                    $.03
--------------------------------------------------------------------------------

On or before January 1, 2006                                     $.01
--------------------------------------------------------------------------------

         In the event that the effectiveness of the Registration Statement is delayed in order to respond to a comment letter from the Securities and Exchange Commission (the "SEC") containing substantive comments relating solely to ETS or Bioneutral Laboratories Corporation USA, ETS and SearchHelp shall cooperate in the preparation of the response and the lowering of the Exercise Price as set forth above shall be delayed for the period from the receipt of such comment letter by SearchHelp until all of such comments have been resolved to the satisfaction of the SEC.

         The expiration of the ETS Warrant shall automatically be extended such that it shall not expire until six years after the effective date of the Registration Statement; provided that such expiration shall be further extended for an additional number of days equal to the actual number of days, if any, after such effective date, that ETS is not permitted to sell such registered securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason..

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
         In the event that the Agreement is terminated pursuant to Section 6A thereof, the foregoing registration rights provisions shall be of no further force and effect; provided that the Exercise Price for the shares that may be acquired pursuant to the ETS Warrant shall remain fixed at the price in effect at the time of such termination, as determined by the schedule set forth above.

         5.     Reservation of Common Stock.
                ---------------------------

         The Company shall at all times reserve and keep available, solely for the purpose of providing for the exercise of the rights to purchase all Shares granted pursuant to this Warrant, such number of shares of Common Stock and other stock, securities and property as from time to time are receivable upon exercise of this Warrant. The Company covenants that all Shares issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

         6.     Notice of Adjustments.
                ---------------------

         The Exercise Price and the number of Shares subject to this Warrant shall be subject to adjustment from time to time as follows:

                (a)     Subdivision or Combination of Stock.  (i) If at any time
                        -----------------------------------
or from time to time following the date of issuance of this Warrant the Company shall subdivide its outstanding shares of Common Stock, the Exercise Price for this Warrant in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                 (ii) Upon each  adjustment of the Exercise Price as provided in
(a)(i) above, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                (b)     Adjustment for Stock  Dividends.  If and whenever at any
                        -------------------------------
time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Common Stock or securities convertible into shares of Common Stock, the Exercise Price and the number of Shares to be obtained upon exercise of this Warrant shall be proportionately adjusted to reflect the issuance of any shares of Common Stock or convertible securities, as the case may be, issuable in payment of such dividend or distribution.

                (c)     Reorganization, Reclassification,  Consolidation, Merger
                        --------------------------------------------------------
or Sale. If any capital  reorganization of the capital stock of the Company,  or
-------
any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter

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
have the right to purchase and receive (in lieu of the Shares immediately theretofore purchasable as part of the Warrant and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby and the terms of the Future Warrants shall also be adjusted accordingly. In any reorganization described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

                (d)     Minimal  Adjustments.  No  adjustment  in the  number of
                        --------------------
Shares purchasable hereunder or the Exercise Price thereof shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Shares purchasable upon the exercise of each ETS (the "Warrant Adjustment Threshold Amount"); provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one thousandth of a share. Any adjustment less than these amounts which is not made shall be carried forward and shall be made together with any subsequent adjustments, at the time when (i) the aggregate amount of all such adjustments is equal to at least the Adjustment Threshold Amount or (ii) this Warrant is exercised.

                (e)     Certificate of Adjustments.  Upon the occurrence of each
                        --------------------------
adjustment or readjustment of the Exercise Price pursuant to this Section 6, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the then effective Exercise Price and number of shares of Common Stock subject to this Warrant, and (iii) the then effective amount of securities (other than the shares of Common Stock) and other property, if any, which would be received upon exercise of this Warrant.

         7.     Expenses.  The issuance of any Shares or other  securities  upon
                --------
the exercise of this Warrant, and the delivery of certificates or other instruments representing such warrant units or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or

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
persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         8.     Restriction On Transfer of ETS's Warrants.  The Holder of an ETS
                -----------------------------------------
Warrant Certificate, by its acceptance thereof, covenants and agrees that such ETS Warrants are being acquired as an investment and not with a view to the distribution thereof, and that such ETS Warrants may not in any event be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, except in compliance with the Act and any applicable state securities laws, or a valid exemption therefrom.

         9.     Loss of Warrant.  Upon receipt of evidence  satisfactory  to the
                ---------------
Company of the loss, theft, destruction, or mutilation of this Warrant (and upon surrender of any Warrant if mutilated), including an affidavit of the Holder that this Warrant has been lost, stolen, destroyed or mutilated, together with an indemnity against any claim that may be made against the Company on account of such lost, stolen, destroyed or mutilated Warrant, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor, and denomination.

         10.    No Stockholder Rights. The Holder of this Warrant shall not have
                ---------------------
solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

         11.    Governing  Law.  This Warrant  shall be construed in  accordance
                --------------
with the laws of the State of New York applicable to contracts made and performed within such State, without giving effect to conflicts of law principles.

         12.    Consent to Jurisdictions.  The Company  irrevocably  consents to
                ------------------------
the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 13 hereof. Within thirty (30) days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear to answer such summons, complaint or other process.

         13.    Notices. Any notice or other communication required or permitted
                -------
to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 1055 Stewart Avenue, Bethpage, New York 11714, Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to

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such other  address as the party shall have  furnished in writing in  accordance with the provisions of this Section 13. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 13. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 13 shall be deemed given at the time of receipt thereof.

         14.    Waiver.  No course of dealing  and no delay or  omission  on the
                ------
part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Warrant upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

         15.    Amendment.  This  Warrant  may  be  amended  only  by a  written
                ---------
instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Warrant, and all future Holders shall be bound thereby.

         16.    Captions.  Paragraph  captions  contained  in this  Warrant  are
                --------
inserted only as a matter of convenience and for reference and in no way define, limit or extend or describe the scope of this Warrant or the intent of any provision hereof.

Dated: February 3, 2004
                                        SEARCHHELP, INC.


                                        By:
                                           -------------------------------------
                                        Name: William Bozsnyak
                                        Title: Chief Executive Officer,
                                               Chief Financial Officer,
                                               Vice President and Treasurer

[Seal]

-------------------------------
Debbie Seaman, Secretary

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
                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)


                  FOR VALUE RECEIVED,                       hereby sells,
                                      ---------------------
assigns, and transfers unto                 a Warrant to purchase 575,000
                            ---------------
Shares of Common Stock, $0.0001 par value per share, of SearchHelp, Inc. (the "Company"), together with all right, title, and interest therein, and does
hereby irrevocably constitute and appoint                               attorney
                                          -----------------------------
to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:
        ---------------
                                          Signature
                                                    ---------------------------

                                          -------------------------------------
                                          Signature Guarantee


                                     NOTICE

                  The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:      SearchHelp, Inc.
         1055 Stewart Avenue
         Bethpage, New York  11714

                              ELECTION TO EXERCISE

                      The  undersigned  hereby  exercises  his or its  rights to
purchase             Shares  covered by the within  Warrant and tenders  payment
          ---------
herewith in the amount of $         in accordance  with the terms  thereof,  and
                            -------
requests that certificates for such securities be issued in the name of, and delivered to:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                     - OR -

The undersigned  hereby elects irrevocably to exercise the within Warrant and to
purchase               shares of Common Stock of  SearchHelp by surrender of the
          -----------
unexercised  portion  of the  within  Warrant  Certificate  (with a  "Value"  of
$                based on a "Market Price" of $            as computed  pursuant
 --------------                                -----------

to the Warrant). Please issue the Common Stock in accordance with the instructions given below and, if such number of Shares shall not be all the Shares covered by the within Warrant, that a new Warrant for the balance of the Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

(Print Name, Address and Social Security or Tax Identification Number)

Dated:
       -----------                           Name:
                                                  ------------------------------
                                                            (Print)

Address:
          ----------------------------------------------------------------------


                                             -----------------------------------
                                             (Signature)

                                             -----------------------------------
                                             (Signature Guarantee)

                                             -----------------------------------
                                             (Signature Guarantee)


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